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Exhibit (10)(iii)(A)(4)

BROADWING INC.

EXECUTIVE DEFERRED COMPENSATION PLAN

(As amended and restated effective January 1, 2002)

SECTION 1

NAME AND PURPOSE OF PLAN

        1.1    Name.    The plan set forth herein shall be known as the Broadwing Inc. Executive Deferred Compensation Plan (for purposes of this entire document, the "Plan").

        1.2    Purpose.    The purpose of the Plan is to provide deferred compensation for a select group of officers and highly compensated employees of Broadwing Inc. and its affiliates. This document amends and restates the Plan and all predecessor versions of the Plan effective as of January 1, 2002 (the Effective Amendment Date). For all purposes hereof, any reference to the Plan contained herein refers to the Plan both as amended and restated by this document and to the Plan as it was in effect prior to January 1, 2002 (the Prior Plan).

SECTION 2

GENERAL DEFINITIONS; GENDER AND NUMBER

        2.1    General Definitions.    For purposes of the Plan, the following terms shall have the meanings hereinafter set forth unless the context otherwise requires:

          2.1.1 "Accounts" means, collectively and with respect to any Participant, all outstanding Cash Deferral Accounts, Share Deferral Accounts, Restricted Stock Accounts, and Company Matching Accounts maintained for the Participant under the terms of this Plan.

          2.1.2 "Beneficiary" means, with respect to any Participant, the person or entity designated by the Participant, on forms furnished and in the manner prescribed by the Committee, to receive any benefit payable under the Plan after the Participant's death. If a Participant fails to designate a beneficiary or if, for any reason, such designation is not effective, his "Beneficiary" shall be his surviving spouse or, if none, his estate.

          2.1.3 "Broadwing" means Broadwing Inc., or any corporate successor thereto. (Prior to April 20, 2000, Broadwing was named Cincinnati Bell Inc.)

          2.1.4 "Broadwing Shares" means common shares of Broadwing.

          2.1.5 "Company" means Broadwing, each corporation which is a member of a controlled group of corporations (within the meaning of section 414(b) of the Code, as modified by section 415(h) of the Code) which includes Broadwing, each trade or business (whether or not incorporated) which is under common control (within the meaning of section 414(c) of the Code, as modified by section 415(h) of the Code) with Broadwing, each member of an affiliated service group (within the meaning of section 414(m) of the Code) which includes Broadwing, and each other entity required to be aggregated with Broadwing under section 414(o) of the Code.

          2.1.6 "Code" means the Internal Revenue Code of 1986, as such Code now exists or is hereafter amended.

          2.1.7 "Committee" means the Compensation Committee of the Board of Directors of Broadwing.

          2.1.8 "Effective Amendment Date" refers to the date as of which the Plan as set forth in this document is effective and means January 1, 2002.

          2.1.9 "Employee" means any person who is a common law employee of a Company (i.e., a person whose work procedures are subject to control by a Company) and is on the employee payroll of a Company.

          2.1.10 "Key Employee" means, with respect to any calendar year (for purposes of this Section 2.1.10, the "Subject Year"), an Employee whose base pay and target bonus for the calendar year immediately preceding the Subject Year total at least $150,000 (or, in the case of an Employee hired during the Subject Year, whose annualized rate of base pay and annualized target bonus for the Subject Year total at least $150,000) and who has been designated by the Employee's Company as a "Key Employee" for the Subject Year for purposes of the Plan.

          2.1.11 "Participant" means a person who as a Key Employee elected to defer any amounts under this Plan. Such person shall remain a Participant until the amounts allocated to his Accounts have been fully paid and/or forfeited, as the case may be.

          2.1.12 "Prior Plan" means all versions of the Plan that were in effect before the Effective Amendment Date.

        2.2    Gender and Number.    For purposes of the Plan, words used in any gender shall include all other genders, words used in the singular form shall include the plural form, and words used in the plural form shall include the singular form, as the context may require.

SECTION 3

DEFERRALS; COMPANY MATCH

        3.1    Election of Deferrals of Basic Salary.

          3.1.1 Subject to such rules as the Committee may prescribe, a Key Employee for a calendar year that begins on or after the Effective Amendment Date may, by completing a deferral form provided by the Committee and filing such form with the Committee prior to or during the course of such calendar year, elect to defer any whole percent or whole dollar amount of his Basic Salary (but not a percent or amount that is in excess of 75%, or such larger percentage as may be prescribed by the Committee, of his Basic Salary) that is otherwise payable to him both after the start of such calendar year and at least 30 days after the date on which he has filed such deferral form with the Committee (or that is otherwise payable to him for any specific period that he designates in such deferral form and that occurs both after the start of such calendar year and at least 30 days after the date on which he has filed such deferral form with the Committee). Such election shall remain in effect until a change or termination of such election becomes effective under the other provisions of this Plan.

          3.1.2 Subject to such rules as the Committee may prescribe, a Participant who has an election to defer a portion of his Basic Salary under this Section 3.1 in effect may change the percentage or amount of his deferral election from one permissible percentage or amount (as determined under the provisions of Section 3.1.1 above) to another by completing and signing a new deferral form provided by the Committee and filing such form with the Committee. Such a change shall be effective with respect to his Basic Salary that is otherwise payable to him at least 30 days after the date on which he has filed such deferral form with the Committee (or that is otherwise payable to him for any specific period that he designates in such deferral form and that occurs at least 30 days after the date on which he has filed such deferral form with the Committee).

          3.1.3 Subject to such rules as the Committee may prescribe, a Participant who has an election to defer a portion of his Basic Salary under this Section 3.1 in effect may terminate such election by completing and signing a termination form provided by the Committee and filing such form with the Committee. Such a termination shall be effective with respect to his Basic Salary that is payable to him at least 30 days after the date on which he has filed such termination form with the Committee (or that is otherwise payable to him beginning as of any specific date that he designates in such termination form and that occurs at least 30 days after the date on which he has filed such termination form with the Committee). In addition, a Participant who has an election to defer a portion of his Basic Salary under this Section 3.1 in effect shall have such election terminate automatically with respect to his Basic Salary that is payable to him either after he no longer is an Employee or after the start of any calendar year for which he no longer qualifies as a Key Employee. A Participant whose election to defer a portion of his Basic Salary under this Section 3.1 has terminated may again elect to defer a portion of his Basic Salary only pursuant to, and only if permitted by, the provisions of Section 3.1.1 above.

          3.1.4 For purposes of the Plan, "Basic Salary" means the basic salary payable to a Key Employee by a Company.

        3.2    Election of Deferrals of Cash and Share Awards.

          3.2.1 Subject to such rules as the Committee may prescribe, a Key Employee for a calendar year that begins on or after the Effective Amendment Date may, by completing a deferral form provided by the Committee and filing such form with the Committee prior to or by January 15 of such calendar year, elect to defer any whole percent (up to 100%) or any whole dollar amount (not less than $1,000) of any Cash Award, and/or elect to defer any whole percent (up to 100%) of any Share Award, that is otherwise payable to him both after such January 15 and at least 30 days after he has filed such deferral form with the Committee (or that is otherwise payable to him for any specific period that he designates in such deferral form and that occurs both after such January 15 and at least 30 days after he has filed such deferral form with the Committee). Such election shall remain in effect until a change or termination of such election becomes effective under the other provisions of this Plan.

          3.2.2 Subject to such rules as the Committee may prescribe, a Participant who has an election to defer a portion of his Cash Awards and/or Share Awards under this Section 3.2 in effect may change the percentage or amount of his deferral election from one permissible percentage or amount (as determined under the provisions of Section 3.2.1 above) to another by completing and signing a new deferral form provided by the Committee and filing such form with the Committee. Such a change shall be effective with respect to his Cash Awards and/or Share Awards, as appropriate, that are otherwise payable to him both after the first January 15 that occurs on or after the date on which he has filed such deferral form with the Committee and at least 30 days after such filing date (or that is otherwise payable to him for any specific period that he designates in such deferral form and that occurs both after the first January 15 that occurs on or after the date on which he has filed such deferral form with the Committee and at least 30 days after such filing date).

          3.2.3 Subject to such rules as the Committee may prescribe, a Participant who has an election to defer a portion of his Cash Awards and/or Share Awards under this Section 3.2 in effect may terminate such election by completing and signing a termination form provided by the Committee and filing such form with the Committee. Such a termination shall be effective with respect to his Cash Awards and/or Share Awards, as appropriate, that are payable to him both after the first January 15 that occurs on or after the date on which he has filed such termination form with the Committee and at least 30 days after such filing date (or that is otherwise payable to him beginning as of any specific date that he designates in such termination form and that occurs after the first January 15 that occurs on or after the date on which he has filed such termination form with the Committee and at least 30 days after such filing date). In addition, a Participant who has an election to defer a portion of his Cash Awards and/or Share Awards under this Section 3.2 in effect shall have such election terminate automatically with respect to his Cash Awards and Share Awards that are payable to him either after he no longer is an Employee or after the start of any calendar year for which he no longer qualifies as a Key Employee. A Participant whose election to defer a portion of his Cash Awards and/or Share Awards under this Section 3.2 has terminated may again elect to defer a portion of his Cash Awards and/or Share Awards only pursuant to, and only if permitted by, the provisions of Section 3.2.1 above.

          3.2.4 For purposes of the Plan, a "Cash Award" means an award or bonus payable in cash to a Key Employee by a Company, including a cash award under Broadwing's 1988 Long Term Incentive Plan, 1997 Long Term Incentive Plan, or Short Term Incentive Plan. In addition, for purposes of the Plan, a "Share Award" means an award under Broadwing's 1988 Long Term Incentive Plan or 1997 Long Term Incentive Plan which is payable in the form of Broadwing Shares, provided that stock option awards and awards of restricted stock shall not be considered "Share Awards" for purposes of the Plan.

        3.3    Election of Deferrals of Restricted Stock Awards.    Subject to such rules as the Committee may prescribe, a Key Employee for a calendar year that begins on or after the Effective Amendment Date who has received a Restricted Stock Award may elect to surrender any of the restricted Broadwing Shares that relate to such award as of any date during such calendar year that is permitted by the Committee (but not later than six months prior to the date on which the restrictions otherwise applicable to such shares would lapse). For purposes of the Plan, a "Restricted Stock Award" means an award of Broadwing Shares under Broadwing's 1988 Long Term Incentive Plan or 1997 Long Term Incentive Plan which is in the form of restricted stock.

        3.4    Company Match.    As of each day on which Basic Salary or Cash Award deferrals for any calendar year (for purposes of this Section 3.4, the "subject calendar year") that begins on or after the Effective Amendment Date are credited, under Section 4.1 below, to the Cash Deferral Account of a Key Employee (for purposes of this Section 3.4, a "Deferral Date"), there shall also be credited, to such Key Employee's Company Matching Account under Section 4.4 below, an amount computed in accordance with the provisions of this Section 3.4 (which amount shall be referred to in the Plan as a "Company match").

          3.4.1 The Company match to be credited to such Key Employee's Company Matching Account on any Deferral Date that occurs in the subject calendar year shall be the lesser of: (a) 66 2/3% (or such lesser percentage as may be prescribed by the Committee) of the Key Employee's Basic Salary and Cash Awards deferred under this Plan on the Deferral Date; or (b) 4% (or such lesser percentage as may be prescribed by the Committee) of the sum of (1) the Key Employee's Basic Salary and Cash Awards deferred under this Plan on the Deferral Date plus (2) the portion, if any, of the Key Employee's Basic Salary and Cash Awards that are payable on the Deferral Date but are not deferred under this Plan and that, combined with the Key Employee's aggregate Basic Salary and Cash Awards that were payable during the subject calendar year prior to the Deferral Date but were not deferred under this Plan, exceeds the maximum dollar amount permitted for such year under section 401(a)(17) of the Code.

          3.4.2 For purposes of this Section 3.4, the term "Cash Award" shall not include any amounts payable under Broadwing's 1988 Long Term Incentive Plan or 1997 Long Term Incentive Plan or any other long term incentive plan maintained by a Company, and such amounts shall not be eligible for a Company match under this Section 3.4.

SECTION 4

MAINTENANCE AND VALUATION OF ACCOUNTS

        4.1    Cash Deferral Accounts.

          4.1.1 There shall be established for each Participant who has elected to defer under the Plan a portion of his Basic Salary or Cash Awards otherwise payable during any calendar year that begins on or after the Effective Amendment Date a separate Account, called a Cash Deferral Account, which shall reflect the amounts of Basic Salary and Cash Awards deferred by the Participant under the Plan during such calendar year and the assumed investment thereof. A separate Cash Deferral Account shall be established for the Participant in order to reflect his deferrals of Basic Salary and Cash Awards for each calendar year that begins on or after the Effective Amendment Date.

          4.1.2 In addition, if any amounts were allocated to a Cash Deferral Account of a Participant as of December 31, 2001 under the terms of the Prior Plan as in effect on such date (reflecting all of the amounts of Basic Salary and Cash Awards deferred by the Participant under the Plan during all calendar years that began prior to the Effective Amendment Date and the assumed investment thereof to December 31, 2001), then another Cash Deferral Account shall be maintained for the Participant under the Plan in order to reflect the amount allocated to such account as of December 31, 2001 and the assumed investment thereof after such date.

          4.1.3 Subject to such rules as the Committee may prescribe, any amount of Basic Salary or a Cash Award deferred by a Participant under the Plan shall be credited to the appropriate Cash Deferral Account of the Participant as of the day on which such deferred amount would have otherwise been paid to the Participant. Any amounts credited to a Cash Deferral Account of the Participant shall be assumed to have been invested in the investments designated by the Participant on a form provided by and filed with the Committee (which designated assumed investments must be ones that are permitted by the Committee as assumed investments for purposes of this Plan).

        4.2    Share Deferral Accounts.

          4.2.1 There shall be established for each Participant who has elected to defer under the Plan all or a portion of his Share Awards otherwise payable during any calendar year that begins on or after the Effective Amendment Date a separate Account, called a Share Deferral Account, which shall reflect the amounts of Share Awards deferred by the Participant under the Plan during such calendar year and the assumed investment thereof. A separate Share Deferral Account shall be established for the Participant in order to reflect his deferrals of Share Awards for each calendar year that begins on or after the Effective Amendment Date.

          4.2.2 In addition, if any amounts were allocated to a Share Deferral Account of a Participant as of December 31, 2001 under the terms of the Prior Plan as in effect on such date (reflecting all of the amounts of Share Awards deferred by the Participant under the Plan during all calendar years that began prior to the Effective Amendment Date and the assumed investment thereof to December 31, 2001), then another Share Deferral Account shall be maintained for the Participant under the Plan in order to reflect the amount allocated to such account as of December 31, 2001 and the assumed investment thereof after such date.

          4.2.3 Subject to such rules as the Committee may prescribe, any amount of a Share Award deferred by the Participant under the Plan shall be credited to the appropriate Share Deferral Account of the Participant as of the day on which such deferred amount would have otherwise been paid to the Participant. Any amounts credited to a Share Deferral Account of the Participant shall be assumed to have been invested exclusively in Broadwing Shares.

        4.3    Restricted Stock Accounts.

          4.3.1 There shall be established for each Participant who has elected to surrender all or a portion of his Restricted Stock Awards under the Plan during any calendar year that begins on or after the Effective Amendment Date a separate Account, called a Restricted Stock Account, which shall reflect the value of the Broadwing Shares surrendered by the Participant under the Plan during such calendar year and the assumed investment thereof. A separate Restricted Stock Account shall be established for the Participant in order to reflect his surrender of Restricted Stock Awards under the Plan for each calendar year that begins on or after the Effective Amendment Date.

          4.3.2 In addition, if any amounts were allocated to a Restricted Stock Account of a Participant as of December 31, 2001 under the terms of the Prior Plan as in effect on such date (reflecting the value of the Broadwing Shares surrendered by the Participant under the Plan during all calendar years that began prior to the Effective Amendment Date and the assumed investment thereof to December 31, 2001), then another Restricted Stock Account shall be maintained for the Participant under the Plan in order to reflect the amount allocated to such account as of December 31, 2001 and the assumed investment thereof after such date.

          4.3.3 Subject to such rules as the Committee may prescribe, an amount equal to the value of any Broadwing Shares surrendered by a Participant under the Plan shall be credited to the appropriate Restricted Stock Account of the Participant as of the day on which the Broadwing Shares are surrendered to Broadwing. Any amount credited to a Restricted Stock Account of the Participant shall be assumed to have been invested exclusively in Broadwing Shares until six months after the Applicable Lapse Date for the surrendered Broadwing Shares that relate to such amount and thereafter to have been invested in the investments designated by the Participant on a form provided by and filed with the Committee (which designated assumed investments must be ones that are permitted by the Committee as assumed investments for purposes of this Plan).

          4.3.4 For purposes of the Plan, "Applicable Lapse Date" means, with respect to any Restricted Stock Award, the date on which the restrictions would have lapsed if the applicable restricted Broadwing Shares had not been surrendered.

        4.4    Company Matching Accounts.

          4.4.1 There shall be established for each Participant who is entitled to a Company match under the Plan during any calendar year that begins on or after the Effective Amendment Date a separate Account, called a Company Matching Account, which shall reflect the Company match amounts credited on behalf of the Participant under the Plan during such calendar year and the assumed investment thereof. A separate Company Matching Account shall be established for the Participant in order to reflect his Company match amounts for each calendar year that begins on or after the Effective Amendment Date.

          4.4.2 In addition, if any amounts were allocated to a Company Matching Account of a Participant as of December 31, 2001 under the terms of the Prior Plan as in effect on such date (reflecting all of the amounts of Company match credited on behalf of the Participant under the Plan during all calendar years that began prior to the Effective Amendment Date and the assumed investment thereof to December 31, 2001), then another Company Matching Account shall be maintained for the Participant under the Plan in order to reflect the amount allocated to such account as of December 31, 2001 and the assumed investment thereof after such date.

          4.4.3 Subject to such rules as the Committee may prescribe, any amount of Company match made on behalf of a Participant under the Plan shall be credited to the appropriate Company Matching Account of the Participant as of the day on which the deferred Basic Salary or Cash Award to which the Company match relates would have otherwise been paid to the Participant.

  Any amounts credited to a Company Match Account of the Participant shall be assumed to have been invested in the investments designated by the Participant on a form provided by and filed with the Committee (which designated assumed investments must be ones that are permitted by the Committee as assumed investments for purposes of this Plan).

        4.5    Nonvested Amounts.

          4.5.1 In its discretion, the Committee may condition the right to receive payments with respect to all or a portion of any Company Matching Account established for a Participant on the Participant's completing a minimum period of service with a Company. If the Committee conditions the right to receive payments with respect to all or a portion of any Company Matching Account established for a Participant on the Participant's completing a minimum period of service, then, until the Participant satisfies such condition, the amounts allocated to the portion of such Account that are subject to such condition shall be considered to be "nonvested."

          4.5.2 In the case of any Restricted Stock Account established for a Participant, the portion of such Account that is attributable to any amount credited to such Account under the provisions of Section 4.3 above by reason of the Participant's surrender of Broadwing Shares shall be subject to forfeiture at the same time and to the same extent that the Broadwing Shares so surrendered would have been forfeited if such Broadwing Shares had not been surrendered. Until such Account portion is no longer subject to forfeiture, the amounts allocated to such Account portion shall be considered to be "nonvested." The provisions of this Section 4.5.2 shall not apply to amounts credited to the Participant's Restricted Stock Account under Section 4.7.1 below, however.

          4.5.3 Any portion of an Account of a Participant that is at any time nonvested under the foregoing provisions of this Section 4.5 shall not in any event, even when the provisions of Section 5 below would otherwise permit a distribution of such Account portion at such time and notwithstanding any provision of Section 5 below which may be read to the contrary, be able to be distributed to the Participant or any other party claiming through the Participant until such Account portion is no longer nonvested (and any distribution of such Account portion otherwise called for under Section 5 below shall to the extent necessary be deferred until such portion is no longer nonvested). Consistent with the rule set forth in the immediately preceding sentence and notwithstanding any other provision of Section 5 below, any reference in any provision of Section 5 below to the amounts allocated to any Account or portion of an Account of a Participant at any time shall be deemed not to include the amounts allocated to any part of such Account or Account portion that are then nonvested and such part shall be treated as if it were a separate class of Account until such amounts are no longer nonvested. Further, if the Participant ceases to be an Employee (other than by reason of his death) when any portion of an Account established for him is nonvested, he shall never be entitled to receive the amounts allocated to such Account portion and such amounts shall be forfeited on the date he so ceases to be an Employee.

        4.6    Valuation.    Each Account of a Participant shall be credited or charged periodically (under procedures adopted by the Committee) to reflect all amounts credited to the Account under the foregoing provisions of this Section 4 since the latest preceding date on which the Account was credited or charged, any gains and losses in the value of the Account's assumed investments since the latest date on which the Account was credited or charged, and any payments or forfeitures since the latest preceding date on which the Account was credited or charged. As soon as practical following the end of each calendar year, each Participant, or, in the event of his death, his Beneficiary, shall be furnished a statement as of December 31 of such calendar year showing the balance of the Participant's Accounts, the total credits and charges to such Accounts during such calendar year, and, if amounts credited to any such Accounts are assumed to have been invested in securities, a description of such securities including the number of shares assumed to have been purchased by the amounts credited to such Accounts.

        4.7    Broadwing Shares.    To the extent a Participant's Accounts are assumed to have been invested in Broadwing Shares:

          4.7.1 Whenever any cash dividends are paid with respect to Broadwing Shares, additional amounts shall be credited to the Participant's Accounts as of the dividend payment date. The additional amount to be credited to each Account shall be determined by multiplying the per share cash dividend paid with respect to the Broadwing Shares on the dividend payment date by the number of assumed Broadwing Shares credited to the Account on the day preceding the dividend payment date. Such additional amount credited to the Participant's Accounts shall be assumed to have been invested in additional Broadwing Shares on the day on which such dividends are paid.

          4.7.2 If there is any change in Broadwing Shares through the declaration of a stock dividend or a stock split or through a recapitalization resulting in a stock split, or a combination or a change in shares, the number of shares assumed to have been purchased for each Account shall be appropriately adjusted.

          4.7.3 Whenever Broadwing Shares are to be valued for purposes of the Plan as of any date (such as a date on which distribution of such shares is to be made by a Company), the value of each such share shall be the average of the high and low price per share as reported on the New York Stock Exchange on the last business day preceding the subject date for which the valuation is being made (or, if no sales of Broadwing Shares were made on such Exchange on that last preceding business day, on the next preceding business day on which sales of Broadwing Shares were made on such Exchange).

        4.8    Convergys Shares.    Effective on or about December 31, 1998, Broadwing distributed to its shareholders one common share of Convergys Corporation (for purposes of this Section 4.8, a "Convergys Share") for each Broadwing Share owned by its shareholders on the record date for the distribution. Upon such distribution, the Accounts of each Participant were credited with an assumed investment in one Convergys Share for each Broadwing Share then assumed to be allocated to the Accounts. Thereafter, each Participant has had and shall have the option of either retaining such assumed investment in Convergys Shares or converting part or all of such assumed investment into an assumed investment in additional Broadwing Shares or any other assumed investment permitted under the Plan; provided, however, that any Convergys Shares credited to a Restricted Stock Account shall be subject to the same restrictions (including restrictions on switching to alternate assumed investments) as apply to the Broadwing Shares credited to that Account to which the Convergys Shares relate.

        4.9    Deduction of Payments or Forfeitures from Accounts and Cancellation of Accounts.    Any lump sum payment, annual installment payment, or forfeiture of an amount allocated to a Participant's Accounts under the provisions of the Plan shall be charged, as of the date such payment or forfeiture is deemed to be made under the other provisions of this Plan, to such Accounts (or, in other words, deducted from the amounts then allocated to such Accounts). Except as is otherwise provided under administrative policies adopted by the Committee, any such payment or forfeiture shall be charged among all of the Participant's Accounts, and among all of the types of assumed investments applicable to such Accounts, on a pro rata basis. Further, any Account of a Participant shall be cancelled, and the amount then allocated to such Account shall be reduced to zero, on the date as of which the entire amount allocated to the Account at such time is deemed to be paid to the Participant (or his Beneficiary under this Plan) and/or forfeited under the other provisions of the Plan.

        4.10    Account Balances.    For purposes of the Plan, the amount allocated to any Account of a Participant at any specific time shall be deemed to be the net sum of amounts credited to and charged to such Account at such time under the other provisions of the Plan.

SECTION 5

DISTRIBUTIONS

        5.1    General Rules as to Payment of Amounts Credited to Accounts On or After January 1, 2002.    Subject to the following provisions of this Section 5 and the other provisions of the Plan, this Section 5.1 concerns the payment of amounts allocated to all of the Accounts of a Participant that are established for any particular calendar year that begins on or after the Effective Amendment Date (for purposes of this Section 5.1, the "subject Accounts").

          5.1.1 Subject to the following provisions of this Section 5, the Participant may, by filing an appropriate form with the Committee prior to the first date any amount is credited to the subject Accounts, make the following elections with respect to the payment of amounts allocated to the subject Accounts:

            (a)   The Participant may elect that the date as which the amounts allocated to the subject Accounts shall commence to be paid (for purposes of this Section 5.1, the subject Accounts' "commencement date") shall be any one of the following dates (as chosen by the Participant): (1) the date on which the Participant ceases to be an Employee for any reason; (2) any date specified by the Participant in such election which is no earlier than the sixth annual anniversary of the first day of the later of the calendar year in which the Participant's election is filed with the Committee or the calendar year for which the subject Accounts are established; or (3) the earlier of the dates described in clauses (1) and (2) above. In the event the Participant fails, by the first date any amount is credited to the subject Accounts, to make any such election as to the subject Accounts' commencement date, then he shall be deemed to have elected that such commencement date shall be the March 1 of the first calendar year that begins after the date on which the Participant ceases to be an Employee for any reason.

            (b)   The Participant may also elect to receive the amounts allocated to the subject Accounts in any number of annual installments, from one installment payment up to ten annual installment payments, beginning as of the subject Accounts' commencement date. In the event the Participant fails, by the first date any amount is credited to the subject Accounts, to make any such election as to the period over which the amounts allocated to the subject Accounts are to be paid, then he shall be deemed to have elected that such amounts shall be paid to the Participant in two annual installments, with the first installment being made as of the subject Accounts' commencement date.

          5.1.2 The Participant may, one time only and by filing an appropriate form with the Committee, elect to change one or both of the initial elections he has made or has deemed to have made under the foregoing provisions of this Section 5.1 with respect to the commencement date and the number of annual installment payments that apply to the amounts allocated to the subject Accounts (for purposes of this Section 5.1.2, such commencement date and number of annual installment payments shall be referred to as the "initial commencement date" and the "initial number of annual installment payments," respectively), provided that (a) any such new election would comply with the provisions of Section 5.1.1 above other than for the time as of which such election is made, (b) any such new election may not change the initial commencement date to an earlier commencement date or change the initial number of annual installment payments to a lesser number of annual installment payments, and (c) any such new election shall not become effective unless at least twelve months elapse from the filing of such election with the Committee to the initial commencement date.

          5.1.3 Notwithstanding any of the foregoing provisions of this Section 5.1, in no event shall the subject Accounts' commencement date be later than: (a) the March 1 of the first calendar year which begins after the date on which the Participant ceases to be an Employee for any reason when the Participant ceases to be an Employee prior to attaining age 55; or (b) the March 1 of the first calendar year which begins after the later of the date on which the Participant ceases to be an Employee for any reason or the Participant's 65th birthday when the Participant ceases to be an Employee after attaining age 55.

        5.2    General Rules as to Payment of Amounts Credited to Accounts Prior To January 1, 2002.    Subject to the following provisions of this Section 5 and the other provisions of the Plan, this Section 5.2 concerns the payment of amounts allocated to the Accounts of a Participant under the Plan for all calendar years that began prior to the Effective Amendment Date (for purposes of this Section 5.2, the "subject Accounts").

          5.2.1 Subject to the following provisions of this Section 5, (a) the date as of which the amounts allocated to the subject Accounts shall commence to be paid (for purposes of this Section 5.2, the subject Accounts' "commencement date") shall be the March 1 of the first calendar year that begins after the date on which the Participant ceases to be an Employee for any reason and (b) the number of annual installment payments that applies to such amounts shall be based on the latest annual installment election made or deemed made by the Participant prior to the Effective Amendment Date under the provisions of the Prior Plan (as in effect prior to the Effective Amendment Date).

          5.2.2 The Participant may, one time only on or after the Effective Amendment Date and by filing an appropriate form with the Committee, elect to change one or both of the commencement date and number of annual installment payments that apply immediately prior to the Effective Amendment Date to the amounts allocated to the subject Accounts (for purposes of this Section 5.2.2, such commencement date and number of annual installment payments shall be referred to as the "initial commencement date" and the "initial number of annual installment payments," respectively), provided that (a) any such new election would comply with the provisions of Section 5.1.1 above other than for the time as of which such election is made (and as if Section 5.1.1 above had applied to amounts allocated to the subject Accounts), (b) any such new election may not change the initial commencement date to an earlier commencement date or change the initial number of annual installment payments to a lesser number of annual installment payments, and (c) any such new election shall not become effective unless at least twelve months elapse from the filing of such election with the Committee to the initial commencement date.

          5.2.3 Notwithstanding any of the foregoing provisions of this Section 5.2, in no event shall the subject Accounts' commencement date be later than: (a) the March 1 of the first calendar year which begins after the date on which the Participant ceases to be an Employee for any reason when the Participant ceases to be an Employee prior to attaining age 55; or (b) the March 1 of the first calendar year which begins after the later of the date on which the Participant ceases to be an Employee for any reason or the Participant's 65th birthday when the Participant ceases to be an Employee after attaining age 55.

        5.3    Annual Installment Rules.    Subject to the following provisions of this Section 5.3 but notwithstanding any other provision of the Plan, when the amounts allocated to a Participant's Accounts established for any calendar year that begins on or after the Effective Amendment Date or for the calendar years that began prior to such date (for purposes of this Section 5.3, the "subject Accounts") are to be paid in one or more (up to ten) annual installments which commence to be paid as of a date that occurs on or after the Effective Amendment Date, then the amount of each annual installment of such amounts shall be, as elected by the Participant when he elects the number of annual installments over which such amounts are to be paid (and as part of his election of the number of such installments), either (a) a specific dollar amount specified by the Participant (not less than $5,000 or more than $1,000,000) or (b) a fraction of the amounts allocated to the subject Accounts as of the installment payment date, the numerator of which is 1 and the denominator of which is equal to the total number of installments remaining to be paid under the subject Accounts (including the installment to be paid on the subject installment payment date).

          5.3.1 If the Participant fails to make the election described in the foregoing provisions of this Section 5.3 as to the amounts allocated to the subject Accounts, then the Participant shall be deemed to have elected that the amount of each annual installment of such amounts shall be the amount described in clause (b) of the first sentence of this Section 5.3.

          5.3.2 Notwithstanding any of the foregoing provisions of this Section 5, the following provisions shall apply in determining the number of annual installment payments over which the amounts allocated to the subject Accounts are to be paid and the amount of each such annual installment payment:

            (a)   If the Participant elects that the amount of each annual installment of the amounts allocated to the subject Accounts shall be a fixed dollar amount of less than $1,000,000 but the Committee determines at any time (based on assumptions that the Committee makes as to the assumed future earning that may be allocated to the subject Accounts) that annual installments of such fixed dollar amount will not cause all of the amounts allocated to the subject Accounts to be paid within the number of installment payments over which such amounts are to be paid pursuant to the election (or deemed election) of the Participant under the Plan, then the Committee shall increase the amount of each annual installment still to be paid of such amounts (up to but not in excess of $1,000,000) to the extent the Committee determines necessary to cause all of the amounts allocated to the subject Accounts to be paid within the number of installment payments over which such amounts are to be paid pursuant to the election (or deemed election) of the Participant under the Plan.

            (b)   If the amount of any annual installment of the amounts allocated to the subject Accounts would otherwise be less than $5,000 or more than $1,000,000, it shall be increased to $5,000 or reduced to $1,000,000, as the case may be; provided that, if the remaining amount that would be allocated to the subject Accounts immediately after the annual installment payment is made would otherwise be less than $5,000, then the amount of the installment payment shall be increased to the extent necessary to cancel the subject Accounts.

            (c)   If the amounts allocated to the subject Accounts are not reduced to zero immediately after the final annual installment payment of such amounts that was scheduled to be made pursuant to the foregoing provisions of this Section 5, then annual installment payments of such amounts shall continue until the subject Accounts can be cancelled, with the amount of each such later annual installment payment being equal to the lesser of $1,000,000 or the remaining amounts then allocated to the subject Accounts.

          5.3.3 The date as of which any annual installment payment other than the first annual installment payment applicable to the subject Accounts is to be made shall be an annual anniversary of the date as of which the first annual installment is made.

          5.3.4 With the consent of the Committee, and subject to such administrative rules as the Committee may prescribe, a Participant may elect to have the amounts allocated to the subject Accounts that are otherwise to be paid to the Participant under the other provisions of this Section 5 in annual installments actually to be paid in monthly installments.

        5.4    Special In-Service Distributions.

          5.4.1 Notwithstanding any other provision of the Plan, a Participant may, by filing an appropriate form with the Committee on or after the Effective Amendment Date, elect to have any portion of the amounts then allocated to his Accounts under the Plan distributed to him as of any date (for purposes of this Section 5.4.1, the "payment date") that occurs after such election is filed with the Committee because of a hardship he has incurred, even if the payment date precedes the date as of which such portion of his Accounts would otherwise be paid under the foregoing provisions of this Section 5. Any distribution requested under this Section 5.4.2 because of a hardship shall be granted by the Committee if, and only if, the Committee determines that the requested hardship distribution meets all of the requirements set forth in the following provisions of this Section 5.4.1.

            (a)   Any distribution which is requested by a Participant under this Section 5.4.1 because of a hardship must be requested by the Participant and certified by him to be on account of the Participant's severe financial hardship resulting from extraordinary and unforeseeable circumstances beyond the control of the Participant. Written documentation of the reason for requesting the distribution shall be required. Whether a distribution is requested on account of the Participant's severe financial hardship resulting from extraordinary and unforeseeable circumstances beyond the control of the Participant shall be determined by the Committee on the basis of all facts and circumstances.

            (b)   Any distribution which is requested by a Participant under this Section 5.4.1 because of hardship must also be necessary to satisfy the need for the distribution. A distribution shall be deemed necessary to satisfy such need if, and only if, all of the following conditions are met:

              (1)   The Participant certifies and provides written evidence that the distribution is not in excess of the amount of the financial need of the Participant which has caused the Participant to request the distribution. The amount of financial need of the Participant may include an amount permitted by the Committee to cover federal, state, local, or foreign taxes which can reasonably be anticipated to result to the Participant from the distribution;

              (2)   The Participant has obtained or is obtaining by the date of the distribution all withdrawals (other than hardship withdrawals) and all nontaxable (at the time of the loans) loans then available under all other plans of deferred compensation (including plans qualified under section 401(a) of the Code) maintained by the Company;

              (3)   The Participant certifies and irrevocably agrees that he (A) shall not defer any portion of his Basic Salary, Cash Awards, or Share Awards, or surrender any restricted Broadwing Shares that relate to his Restricted Stock Awards, for a period of twelve months beginning on the day immediately after the day on which he receives the distribution he elects under the provisions of this Section 5.4.1 (and any deferral or surrender elections then in effect for him under the Plan shall be deemed to be terminated for purposes of the provisions of Section 3 above for such twelve month period) and (B) shall not make employee contributions or have contributions made by reason of his election pursuant to an arrangement described in section 401(k) of the Code under this Plan or any other plans of deferred compensation (including plans qualified under section 401(a) of the Code and stock option or stock purchase plans) maintained by any Company for at least twelve months after the date of the distribution (provided the terms of such other plans permit such suspension); and

              (4)   The Participant certifies and provides some written evidence (such as a financial statement) that he cannot relieve his need for the distribution through any other resources. For purposes hereof, the Participant's resources are deemed to include those assets of the Participant's spouse and minor children that are reasonably available to the Participant.

          5.4.2 In addition, notwithstanding any other provision of the Plan, a Participant may, by filing an appropriate form with the Committee on or after the Effective Amendment Date, elect to have any portion of the amounts then allocated to his Accounts under the Plan distributed to him as of any date (for purposes of this Section 5.4.2, the "payment date") that occurs after such election is filed with the Committee, even if the payment date precedes the date as of which such portion of his Accounts would otherwise be paid under the foregoing provisions of this Section 5 and even when the distribution is not being made by reason of a hardship that meets the standards set forth under Section 5.4.1 above, provided that (a) such distribution does not cause the aggregate value of distributions made to the Participant under the Plan in the twelve consecutive month period that ends on the payment date (including the distribution made on the payment date) exceed $1,000,000, (b) such election shall require that the Participant forfeit from his Accounts an amount equal to 10% of the amount paid to him as a result of the election, and (c) such election shall require that the Participant not be permitted to defer any portion of his Basic Salary, Cash Awards, or Share Awards, or surrender any restricted Broadwing Shares that relate to his Restricted Stock Awards, for a period of twelve months beginning on the day immediately after the day on which he receives the distribution he elects under the provisions of this Section 5.4.2 (and any deferral or surrender elections then in effect for him under the Plan shall be deemed to be terminated for purposes of the provisions of Section 3 above for such twelve month period).

        5.5    Death.    Subject to the other provisions of the Plan, if a Participant ceases to be an Employee by reason of his death, or if a Participant dies after ceasing to be an Employee but before all of the amounts allocated to his Accounts have been paid, the amounts then allocated to the Participant's Accounts shall be paid to the Participant's Beneficiary in one lump sum as of the first business day of the third calendar quarter following the date of the Participant's death; provided, however, that if the Participant has by the time of his death begun to receive the amounts allocated to any of his Accounts in installments, the remaining installments of such amounts shall be paid to the Beneficiary as they become due.

        5.6    Cash or Share Form of Payment.    Subject to the other provisions of this Section 5.6, any payment made under the Plan on or after Effective Amendment Date to a Participant (or a Participant's Beneficiary) shall be made in cash to the extent it is attributable to amounts allocated to the Participant's Accounts that are assumed to be invested other than in Broadwing Shares. Further, subject to the other provisions of this Section 5.6, any payment made under the Plan on or after the Effective Amendment Date to a Participant (or a Participant's Beneficiary) shall be made in Broadwing Shares to the extent it is attributable to amounts allocated to the Participant's Accounts that are assumed to be invested in Broadwing Shares (except that such payment shall be made in cash, and not Broadwing Shares, to the extent it is attributable to amounts credited to the Participant's Accounts that are assumed to be invested in a fractional, and not a whole, Broadwing Share).

          5.6.1 For purposes of this Section 5.6, except as is otherwise provided under administrative policies adopted by the Committee, the portion of any payment made under the Plan on or after the Effective Amendment Date to the Participant (or the Participant's Beneficiary) that is attributable to amounts credited to the Participant's Accounts that are assumed to be invested in Broadwing Shares (other than in a fractional Broadwing Share) shall be deemed to be equal to the product obtained by multiplying (a) by (b), where (a) and (b) are as follows:

            (a)   equals the value of the entire amount of the payment (with such value determined as of the date as of which the payment is made); and

            (b)   equals a fraction, (1) the numerator of which is the value (on the date as of which the payment is made and determined without regard to the payment) of the amounts then allocated to the Participant's Accounts that are then both assumed to be invested in a whole number of Broadwing Shares and to which the payment is charged and (2) the denominator of which is the value (on the date as of which the payment is made and determined without regard to the payment) of the entire amount that is then allocated to the Participant's Accounts to which the payment is charged.

          5.6.2 Any Broadwing Shares that are paid under the Plan on or after the Effective Amendment Date to the Participant (or the Participant's Beneficiary) pursuant to the provisions of this Section 5.6 shall be shares that are held in the Company's Treasury at the time of the payment.

          5.6.3 Subject to the following provisions of this Section 5.6.3, in connection with the payment of Broadwing Shares to the Participant (or the Participant's Beneficiary) on or after the Effective Amendment Date, Broadwing shall reimburse the Participant (or the Participant's Beneficiary) for all reasonable commission or similar costs he incurs in selling all or a part of such shares within the two week period (or such longer or shorter period that is set by the Committee) that begins on the date he receives such shares (or, if later, the date on which all material impediments of federal securities laws to his sale of such shares has ended), provided proper evidence of the amount of such commission or similar costs and of his payment of them is furnished by the Participant (or his Beneficiary) to the Committee. Notwithstanding the foregoing, in lieu of the reimbursements required under the preceding sentence, the Committee may, in its sole discretion, establish, and notify the Participant (or the Participant's Beneficiary) of, procedures that, through arrangements it develops itself with one or more brokers or through other means, reasonably permit the Participant (or the Participant's Beneficiary) the ability to sell such Broadwing Shares that he receives, within the two week period (or such longer or shorter period that is set by the Committee) that begins on the date he receives such shares (or, if later, the date on which all material impediments of federal securities laws to his sale of such shares has ended), without incurring any commission or similar costs with respect to the sale of such shares, provided he follows the procedures established by the Committee for this purpose.

        5.7    Change in Control.    Notwithstanding any other provision of the Plan, if a Change in Control of Broadwing occurs on or after the Effective Amendment Date, each Participant's Accounts shall be paid to him (or, if appropriate, the Participant's Beneficiary) in one lump sum as of the day next following the date on which such Change in Control occurs; except that any Participant may, prior to the occurrence of any Change in Control, elect that the provisions of this Section 5.7 shall not apply to his Accounts (in which case the distribution of his Accounts shall be made solely pursuant to the other terms of the Plan and without regard to this Section 5.7). A "Change in Control" means the occurrence of any one of the following events:

          5.7.1 A majority of the Board of Directors of Broadwing as of any date is not composed of Incumbent Directors. For purposes hereof, as of any date, the term "Incumbent Director" means any individual who is a director of Broadwing as of such date and either (a) who was a director of Broadwing at the beginning of the 24 consecutive month period ending on such date or (b) who became a director subsequent to the beginning of such 24 consecutive month period and whose appointment, election, or nomination for election was approved by a vote of at least two-thirds of the directors who were, as of the date of such vote, Incumbent Directors (either by a specific vote or by approval of the proxy statement of Broadwing in which such person is named as a nominee for director). It is provided, however, that no individual initially appointed, elected, or nominated as a director of Broadwing as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors of Broadwing shall ever be deemed to be an Incumbent Director;

          5.7.2 Any "person" (as such term is defined in section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Broadwing representing 20% or more of the combined voting power of Broadwing's then outstanding securities eligible to vote for the election of the Board of Directors of Broadwing (for purposes of this Section 5.7, the "Company Voting Securities"); provided, however, that the event described in this Section 5.7.2 shall not be deemed to be a Change in Control if such event results from any of the following: (a) the acquisition of any Company Voting Securities by Broadwing or any of its subsidiaries, (b) the acquisition of any Company Voting Securities by any employee benefit plan (or related trust) sponsored or maintained by Broadwing or any of its subsidiaries, (c) the acquisition of any Company Voting Securities by any underwriter temporarily holding securities pursuant to an offering of such securities, or (d) a Non-Qualifying Transaction (as defined in Section 5.7.3 below);

          5.7.3 The consummation of a merger, consolidation, statutory share exchange, or similar form of corporate transaction involving Broadwing or any of its subsidiaries (for purposes of this Section 5.7, a "Reorganization") or sale or other disposition of all or substantially all of the assets of Broadwing to an entity that is not an affiliate of Broadwing (for purposes of this Section 5.7, a "Sale"), that in each case requires the approval of Broadwing's stockholders under the law of Broadwing's jurisdiction of organization, whether for such Reorganization or Sale (or the issuance of securities of Broadwing in such Reorganization or Sale), unless immediately following such Reorganization or Sale: (a) more than 60% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of (1) the entity resulting from such Reorganization or the entity which has acquired all or substantially all of the assets of Broadwing (for purposes of this Section 5.7 and in either case, the "Surviving Entity"), or (2) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of more than 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity (for purposes of this Section 5.7, the "Parent Entity"), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares in which such Company Voting Securities were converted pursuant to such Reorganization or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Reorganization or Sale, (b) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the Parent Entity) is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the outstanding voting securities of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity), and (c) at least a majority of the members of the board of directors (or similar officials in the case of an entity other than a corporation) of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) following the consummation of the Reorganization or Sale were, at the time of the approval by the Board of Directors of Broadwing of the execution of the initial agreement providing for such Reorganization or Sale, Incumbent Directors (any Reorganization or Sale which satisfies all of the criteria specified in clauses (a), (b), and (c) of this Section 5.7.3 being deemed to be a "Non-Qualifying Transaction" for purposes of this Section 5.7); or

          5.7.4 The shareholders of Broadwing approve a plan of complete liquidation or dissolution of Broadwing.

Notwithstanding the foregoing, a Change in Control of Broadwing shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by Broadwing which reduces the number of Company Voting Securities outstanding; provided that, if after such acquisition by Broadwing such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of Broadwing shall then occur.

        5.8    Commencement or Payment Date.    The other provisions of this Section 5 provide that any payment that is made under the Plan shall occur "as of" a specific date and sometimes be referred to as a "payment date" or, when the payment is the first installment payment being made to a Participant, a "commencement date." However, while for Plan purposes such payment will be treated as if it is paid as of such date, the actual payment may be made within a reasonable period after such date to the extent required administratively.

        5.9    Company To Make Payment.    Unless the Committee otherwise provides, any payment with respect to a Participant's Accounts shall be made by the Company which last employs the Participant as a Key Employee prior to the payment.

        5.10    Plan Applies to Distributions Made On or After January 1, 2002.    Except as is otherwise specifically provided in this Plan and notwithstanding any other provision of the Plan which may be read to the contrary, the provisions of this Plan only apply to amounts which have not begun to be paid prior to the Effective Amendment Date pursuant to the provisions of the Prior Plan. The payment of any amounts under the Plan that commence to be paid prior to the Effective Amendment Date shall be determined solely by the provisions of the Prior Plan in effect at the time such amounts commenced to be paid.

        5.11    Facility of Payment.    Any amounts payable hereunder to any person who is under legal disability or who, in the judgment of the Committee, is unable to properly manage the person's financial affairs may be paid to the legal representative of such person or may be applied for the benefit of such person in any manner which the Committee may select, and any such payment shall be deemed to be payment for such person's account and shall be a complete discharge of all liability of the applicable Company with respect to the amount so paid.

SECTION 6

ADMINISTRATION OF THE PLAN

        6.1    General.    The general administration of the Plan and the responsibility for carrying out its provisions shall be placed in the Committee.

        6.2    Expenses.    Expenses of administering the Plan shall be shared by each Company participating in this Plan in such proportions as may be determined by Broadwing.

        6.3    Compensation of Committee.    The members of the Committee shall not receive compensation for their services as such, and, except as required by law, no bond or other security need be required of them in such capacity in any jurisdiction.

        6.4    Rules of Plan.    Subject to the limitations of the Plan, the Committee may, from time to time, establish rules for the administration of the Plan and the transaction of its business, including but not limited to (a) the determination of the investment options in which Participants can elect to have a portion of their Accounts assumed to be invested under the provisions of the Plan and (b) procedures by which Participants can file claims as to disputes they may have with actions taken or not taken under the Plan and can appeal any denial of such claims. The Committee may correct errors, however arising, and, as far as possible, adjust any benefit payments accordingly. The determination of the Committee as to the interpretation of the provisions of the Plan or any disputed question shall be conclusive upon all interested parties.

        6.5    Agents and Employees.    The Committee may authorize one or more agents to execute or deliver any instrument. The Committee may appoint or employ such agents, counsel (including counsel of any Company), auditors (including auditors of any Company), physicians, clerical help, and actuaries as in the Committee's judgment may seem reasonable or necessary for the proper administration of the Plan.

        6.6    Indemnification.    Each Company participating in the Plan shall indemnify each member of the Committee for all expenses and liabilities (including reasonable attorney's fees) arising out of the administration of the Plan, other than any expenses or liabilities resulting from the member's own gross negligence or willful misconduct. The foregoing right of indemnification shall be in addition to any other rights to which the members of the Committee may be entitled as a matter of law.

SECTION 7

FUNDING OBLIGATION

        No Company shall have any obligation to fund, either by the purchase of Broadwing Shares or the investment in any account or by any other means, its obligations to Participants and their Beneficiaries hereunder. If, however, a Company does elect to allocate assets to provide for any such obligation, the assets allocated for such purpose shall in any event remain subject to the claims of the Company's general creditors in the event the Company becomes or is insolvent until they are paid to Participants and their Beneficiaries in accordance with the other provisions of this Plan. For purposes hereof, a Company shall be considered "insolvent" if the Company is unable to pay its debts as they become due or if the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

SECTION 8

AMENDMENT AND TERMINATION

        The Committee (acting as a representative of Broadwing and not in its capacity as the party that administers the Plan) or the Board of Directors of Broadwing (or such Board's Executive Committee) may, without the consent of any Participant or Beneficiary, amend or terminate the Plan at any time; provided that no amendment shall be made or act of termination taken which divests any Participant of the right to receive payments under the Plan with respect to amounts theretofore credited to the Participant's Accounts.

SECTION 9

NON-ALIENATION OF BENEFITS

        Except as is otherwise required by applicable law, no Participant or Beneficiary shall alienate, commute, anticipate, assign, pledge, encumber, or dispose of the right to receive the payments required to be made by any Company hereunder, which payments and the right to receive them are expressly declared to be nonassignable and nontransferable. In the event of any attempt to assign or transfer any such payment or the right to receive them, no Company shall have any further obligation to make any payments otherwise required of it hereunder.

SECTION 10

MISCELLANEOUS

        10.1    Delegation.    The Committee may delegate to any Company, person, or committee any of its rights and duties hereunder. Any such delegation shall be valid and binding on all persons, and the person or committee to whom or which authority is delegated shall have full power to act in all matters so delegated until the authority expires by its terms or is revoked by the Committee, as the case may be.

        10.2    Applicable Law.    The Plan shall be governed by applicable federal law and, to the extent not preempted by applicable federal law, the laws of the State of Ohio.

        10.3    Separability of Provisions.    If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceabilty shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provision had not been included.

        10.4    Headings.    Headings used throughout the Plan are for convenience only and shall not be given legal significance.

        10.5    Counterparts.    The Plan may be executed in any number of counterparts, each of which shall be deemed an original. All counterparts shall constitute one and the same instrument, which shall be sufficiently evidenced by any one thereof.

        10.6    Withholding Taxes.    Each Company shall have, with respect to any Participant, the right (without notice to the Participant) to withhold from any amounts otherwise payable to the Participant (or his Beneficiary) by the Company or any Company benefits otherwise deferred by the Participant (or his Beneficiary), including but not limited to any amounts to be paid or deferred under this Plan, an amount which the Company determines is sufficient to satisfy all federal, state, and local withholding tax requirements that may apply with respect to any Company amount payable to or deferred under this Plan by the Participant (or his Beneficiary).

        10.7    No Right To Employment.    This Plan shall not create any rights of future employment or future participation therein for any employee, and the existence of this Plan and any benefit provided under or in connection with this Plan shall not affect the right of a Company to discharge any employee of it.

        IN WITNESS WHEREOF, Broadwing Inc. has caused its name to be subscribed hereto on this      day of                        , 2001.

BROADWING INC.
By:

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BROADWING INC. EXECUTIVE DEFERRED COMPENSATION PLAN (As amended and restated effective January 1, 2002)